SELECTED AMERICAN SHARES, INC.
                         SELECTED SPECIAL SHARES, INC.
                    SELECTED CAPITAL PRESERVATION TRUST
                         124 East Marcy Street
                      Santa Fe, New Mexico 87501
                             1-800-243-1575


                    NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD MARCH 25, 1997

     Enclosed are your Proxy Statement and Proxy for the special meetings (the "Special Meetings") of the shareholders of Selected
American Shares, Inc. ("Selected American"), Selected Special Shares, Inc. ("Selected Special") and Selected Capital Preservation Trust ("Selected Capital")(each a "Fund" or collectively, the "Funds" or the "Selected Funds") to be held at the office of the Funds, 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997, at 10:00 a.m. Mountain Time, for the following purposes and to transact such other business as may properly come before the Special Meetings or any adjournment thereof:

     1. To consider approval of a sub-advisory agreement with Davis Selected Advisers-NY, Inc., an affiliate of the Manager (the "Proposed Sub-Advisory Arrangement") (Item 1 in the Proxy Statement);

     2. To consider the election of William P. Barr, Marsha Williams, Richard C. O'Brien, Jerome E. Hass and Katherine L. MacWilliams as directors/trustees (hereinafter referred to as "directors") of the Funds. (Item 2 in the Proxy Statement).

     3. To consider the amendment of the fundamental restrictions of each of the Funds (Item 3 in the Proxy Statement).

     4. To consider ratification of the selection of Tait, Weller & Baker as the Funds' independent auditors (Item 4 in the Proxy Statement).

     These proposals are described in the attached Proxy Statement, which should be read carefully. Only shareholders of record on February 21, 1997 will be entitled to vote at the Special Meetings.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                                 Eileen R. Street

                                                 Secretary




February 28, 1997






SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 21, 1997 ARE ENTITLED TO VOTE AT THE SPECIAL MEETING. WHILE WE WOULD LIKE VERY MUCH TO HAVE EACH OF YOU AT THE SPECIAL MEETING, WE REALIZE THIS MAY NOT BE POSSIBLE. HOWEVER, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT.

TO SECURE REPRESENTATION OF THE MOST SHARES POSSIBLE AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PREFERENCES, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE SPECIAL MEETING OR VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.


                      SELECTED AMERICAN SHARES, INC.
                       SELECTED SPECIAL SHARES, INC.
                   SELECTED CAPITAL PRESERVATION TRUST

                        124 East Marcy Street
                    Santa Fe, New Mexico 87501
                        1-800-243-1575

                   ______________________________


                          PROXY STATEMENT
                         February 28, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Selected American, Selected Special and Selected Capital (the "Selected Board"), to be used at the Special Meetings of the shareholders of the Funds which will be held at 124 East Marcy Street, Santa Fe, New Mexico on Tuesday, March 25, 1997 at 10:00 a.m. Mountain Time and at any adjournment thereof, for the purposes set forth in the accompanying Notice.

     This Proxy Statement and the accompanying Proxy are first being sent to shareholders of the Selected Funds on or about February 28, 1997. The expenses of preparing, printing and mailing the Notice, Proxy
Statement and Proxy and of soliciting proxies and holding the Special Meetings will be borne by Davis Selected Advisers, not the Funds.

     Proxies are solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers of the Selected Funds and by officers and employees of Davis Selected Advisers, (the "Manager") or its general partner. In addition, Shareholders
Communications Corporation or any agent appointed by the Adviser may assist in soliciting proxies for the meeting and will be paid a fee for such assistance plus out-of-pocket expenses (any such fees or expenses will be paid by Davis Selected Advisers; not the Funds). A Proxy which has been executed and returned may be revoked by any shareholder prior to the voting of the Proxy on any matter. Proxies may be revoked by voting in person at the Special Meetings or by writing to the Secretary of the Selected Funds at 124 East Marcy Street, Santa Fe, New Mexico 87501 at any time before the Special Meetings.

     Shares represented by Proxies that are executed and returned will be voted on all matters presented at the Special Meetings in accordance with the instructions contained therein. In the absence of any instructions, such shares will be voted for the approval of the Proposed Sub-Advisory Arrangement, for the election of William P. Barr, Marsha Williams, Richard
L. O'Brien, Jerome E. Hass and Katherine L. MacWilliams as directors of the Funds, for the proposed amendment of the fundamental restrictions of each Fund and for the ratification of the selection of Tait, Weller & Baker as the independent auditors of the Funds. If a broker indicates on a proxy that, as to certain shares, it does not have discretionary authority to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter. Abstentions will be treated as present for quorum purposes but as not voted for purposes of determining the approval of any matter submitted. Any adjournment will be determined in a manner consistent with the shareholder votes on the foregoing proposals.

     As of the date of this Proxy Statement, the Selected Board knows of no other matters to be brought before the Special Meetings. If, however, other matters are properly presented for consideration, Proxies not otherwise limited will be voted in accordance with the judgment of the persons named in the Proxy, acting pursuant to the discretionary authority contained therein.
Shareholders of record at the close of business on February 21, 1997
(the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the votes eligible to be cast at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.
Shareholders will be entitled to one vote for each share and a fractional
vote for each fractional share held.   As of the Record Date, there were
outstanding 67,115,346.736 shares of Selected American, 5,634,954.803 shares of Selected Special, 112,770,016.873 shares of Selected Daily Government series of Selected Capital and 677,493.342 shares of Selected U.S. Government Income series of Selected Capital. The two series of Selected Capital will vote together on proposals 2 and 4 and separately on proposals
1 and 3.

ITEM 1:  CONSIDERATION OF THE PROPOSED SUB-ADVISORY ARRANGEMENT

     The Manager and national distributor of the Funds is Davis Selected Advisers, L.P, located at 124 East Marcy Street, Santa Fe, New Mexico 87501. Its sole General Partner is Venture Advisers, Inc. Shelby M.C. Davis is the chief executive officer and controlling shareholder of the General Partner.

     The Manager entered into a Sub-Advisory Agreement (the
"Agreement"), dated December 1, 1996 with Davis Selected Advisers - NY, Inc. ("DSA-NY"), an affiliate of the Manager, under which DSA-NY performs research and portfolio management functions for the Funds. The
Agreement is set forth in full as Exhibit A hereto. This arrangement will not affect the Sub-Advisory Agreement between Selected Special and Bramwell Capital Management, Inc. Bramwell Capital Management, Inc.
will continue to provide investment advisory services to the Fund and will continue receiving fees from the Manager for such services pursuant to the terms of its existing contract. Elizabeth Bramwell, Shelby and Christopher Davis and Carolyn Spolidoro will continue to provide portfolio management services for the respective Funds.

     The Agreement was approved by the Selected Board (including a majority of the directors who are not parties to the Agreement, have no financial interest in the Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement (the "Independent Directors")) at a meeting on October 25,
1996 with respect to each Fund. The continuation of the Agreement beyond April 1, 1997 is subject to the affirmative vote of the holders of the lesser of: (i) 67% or more of the shares of each Fund present in person or represented by proxy at the Special Meetings if the holders of more than 50% of the outstanding shares of each Fund entitled to vote are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of each Fund entitled to vote at the Special Meetings.

     Each Fund and each series of Selected Capital will vote separately with respect to the Proposed Sub-Advisory Arrangement. In the event that the Proposed Sub-Advisory Arrangement is not approved as to any Fund, it will continue until April 1, 1997 and the Board will take such action as it deems advisable under the circumstances.

     Under the Agreement, DSA-NY performs research and portfolio management services as requested by the Manager. DSA-NY is responsible for complying with stated policies and applicable laws, including compliance with the Manager's Code of Ethics.
In lieu of a sub-advisory fee, the Manager will pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of the Agreement. All payments to DSA-NY will be made by the Manager. Fees paid by the Funds will not be affected in any way.

     The Manager is paid a fee based on each Funds' average daily net assets as follows:

Selected American: 0.65% on the first $500 million, 0.60% on the next
     $500 million, and 0.55% on amounts over $1 billion

Selected Special: 0.70% on the first $50 million, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% on amounts over $250 million

Selected Capital:
     Selected U.S. Government Income Fund: 0.50% on all amounts
     Selected Daily Government: 0.30% on all amounts

     If approved, the Agreement will initially remain in effect for a period not exceeding two years from the date of execution. Thereafter, it continues in force yeartoyear provided that such continuance is approved by each Fund's Board of Directors, including a majority of the Independent Directors. The Agreement will terminate in the event of its assignment (as defined in the Investment Company Act of 1940) or in the event of the termination of the investment advisory agreement with the Manager. The Agreement may be terminated, without penalty, upon 60 days prior written notice by the Manager, by the Board of Directors of a Fund, by a majority vote of the shareholders or by DSA-NY.

     Under the Sub-Advisory Agreement, DSA-NY will not be subject to liability to the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services under the Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, barring willful misfeasance, bad faith or gross negligence, or reckless disregard of obligations or duties.

     DSA-NY, a wholly-owned subsidiary of the Manager, is a registered investment adviser organized in 1996. DSA-NY's offices are located in
New York, New York. The Manager's offices are located in Santa Fe, New Mexico. The Manager and the Selected Board believes it is advantageous to the Funds to have this Agreement, which will enable the Manager, through DSA-NY, to attract additional, experienced personnel to perform services on behalf of the Funds but who desire to remain in the vicinity of New York City. The Boards of Directors of the other funds managed by the Manager (Davis New York Venture, Inc., Davis Series, Inc., Davis High Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., and Davis International Series, Inc.) have approved identical agreements and the shareholders of such funds, with the exception of Davis New York Venture Fund, Inc., will be voting on the agreements at special meetings on the same date as the
Special Meetings.   The shareholders of Davis New York Venture Fund, Inc.
voted to approve the Sub-Advisory Agreement on October 16, 1996. The proposal does not involve any changes in the investment objectives or policies of the Fund.

                    THE BOARD OF DIRECTORS RECOMMENDS
                  APPROVAL OF THE SUBADVISORY AGREEMENT

ITEM 2:  ELECTION OF DIRECTORS

     There are currently nine directors of the Selected Funds, all of whom will serve until their respective successors are elected and qualify or until a director's earlier death, resignation, retirement or removal. Because the Funds do not have annual meetings, directors serve for an indefinite period. Walter Hoadley retired under the Board's retirement policy effective December 31, 1996. Martin H. Proyect resigned effective October 15, 1996. Marsha Williams and Richard O'Brien have been elected to replace Mr. Hoadley and Mr. Proyect.

     Historically, the Board has operated with nine members. Under the Board's retirement policy, two more directors will be retiring at the end of 1997. The Board has nominated Katherine L. MacWilliams and Jerome E. Hass to replace these two directors before their retirement. This will give these new members an opportunity to become familiar with the work of the Board and assist in a smooth transition. Therefore, until the beginning of 1998, there will be eleven directors after which the Board will again consist of nine members.

     At this Meeting, shareholders are being asked to vote on the election of five directors: William P. Barr, Marsha Williams, Richard C. O'Brien, Katherine L. MacWilliams and Jerome E. Hass. Each of the other directors has previously been elected by the shareholders. Mr. Barr has served as a director since January 27, 1994; Ms. Williams since January 27, 1996. Mr. O'Brien was elected by the directors in October, 1996. Ms. MacWilliams and Mr. Hass were nominated by the directors on January 25, 1997 and will take office upon their election by shareholders.

     Directors are elected by a plurality of votes cast at each Special Meeting. Selected U.S. Government Income Fund and Selected Daily
Government Fund will vote together on this proposal.

     The following table sets forth certain information as to each of the directors of the Funds. All directors hold similar positions with each of the Funds. In addition, Mr. Davis is a Director of five other mutual funds managed by the Manager: Davis New York Venture Fund, Inc., Davis High
Income Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc.



Current Directors:
                                                   SHARES
Name, Date of Birth and Business                  OWNED AS            % OF FUND
Experience During the Past 5 Years                OF 2/21/97            OWNED
-------------------------------------------------------------------------------
*Shelby M.C. Davis 03/20/37                     SAS=21,775.660          0.032
Employee of Capital Ideas, Inc. (financial      SSS=22,484.134          0.399
consulting firm); Director, Chief Executive
Officer and Chairman, Venture Advisers,
Inc.; Consultant to Fiduciary Trust
Company International; Director, Shelby
Cullom Davis Financial Consultants, Inc.;
Shareholder of 99% of Venture Advisers, Inc.

Floyd A. Brown 11/5/30                          SAS=7,825.264          0.012
Staff announcer and program host for WGN        SSS=20,493.312         0.364
Radio and Television, Chicago,                  SUSG=121.789           0.081
Illinois. Sole proprietor of The                SDG=12,518.140         0.011
Floyd Brown Co., Elgin, Illinois
(advertising, media production and
mass media and marketing).

William G. Cole 3/7/17                          SAS=1,706.086          0.003
Retired educator; writer.                       SSS=  859.031          0.015
Formerly, President of Lake Forest              SUSG= 135,534          0.020
College and President of the
Counsel on Foreign Relations
of Chicago

Robert J. Greenebaum 7/30/17                    SAS=16,451.973         0.024
Chairman of the Board.  Retired.                SSS=13,425.633         0.238
Engaged in investment consulting                SUSG=202.975           0.030
and private investment activities.              SDG=223.300            0.000
Director, Blue Chip Value Fund, Inc.
and United Asset Management Corporation
(a holding company in the investment
management field).

James J. McMonagle 10/1/44                      SAS=4,582.974          0.007
Senior Vice President and General Counsel       SSS=122.562            0.002
of University Health System, Inc. and           SUSG=122.143           0.018
University Hospitals of Cleveland.  From        SDG=24,930.140         0.022
1976 to 1990, Judge of the Court of Common
Pleas, Cuyahoga County, Ohio.

Larry J.B. Robinson 10/28/32                    SAS=8,101.479          0.012
General Partner, Robinson Investment Company.   SSS=6,312.030          0.112
Management Consultant.  Corporate Liaison       SUSG=20,448.434        3.018
for Mayor Michael R. White of Cleveland, Ohio.
Adjunct Professor at Weatherhead School of
Management, Case Western Reserve University.


Directors Being Considered for Election

William P. Barr 05/23/50                        SAS=1,060.338          0.002
Senior Vice President, General Counsel,
GTE  Corporation since July 1994.  Attorney
General of the United States from August 1991 to January 1993. Deputy Attorney General from May 1990 to August 1991. Assistant
Attorney General from April 1989 to May 1990.
Partner with the law firm of Shaw, Pittman, Potts & Trowbridge from 1984 to April 1989 and January 1993 to August 1994.

Richard C. O'Brien 09/12/45                     SAS=2,652.260          0.004
Corporate Economist for Hewlett-Packard
Company. Director, National Association
of Business Economists, former President of the Northern California High Technology
Council and former Chairman of the Economic
Advisory Council of the California Chamber of Commerce.

Marsha Williams 3/28/51                                -0-             -0-
Treasurer, Amoco Corporation.  Director,
Illinois Benedictine College, The Conference
Board Council of Corporate Treasurers,
Illinois Council on Economic Education,
Chicagoland Chamber of Commerce; Formerly,
Director,  (i) Fertilizers of Trinidad and
Tobago from 1989 to 1993, (ii) OK Tedi Mining
Limited from 1992  to 1993, and (iii) Just
Jobs from 1988 to 1992.

Katherine L. MacWilliams 1/19/56                       -0-            -0-
Vice President, Treasurer
Coors Brewing Company and
Adolph Coors Company.
Formerly Vice President of Capital Markets for UBS Securities in New York.
Former member of the Board of International
Swaps and Derivatives Association, Inc.

Jerome E. Hass 6/1/40                                  -0-            -0-
Professor of Finance and Business Strategy
Johnson Graduate School of Management,
Cornell University.  Consultant
National Economic Research Associates.
Formerly Chief of Research of the Federal
Power Commission and Special Assistant
to James R. Schlesinger at the Executive Office of the President of the United States

     Legend:      Selected American Shares, Inc.- "SAS"
                  Selected Special Shares, Inc.- "SSS"
                  Selected U.S. Government Income Fund-"SUSG"
                  Selected Daily Government Fund- "SDG"

     As of February 21, 1997, the Fund's directors and officers as a group were deemed to beneficially own; (i) 64,156.034 shares of Selected American, constituting approximately .095% of such Fund; (ii) 63,766.890 shares of Selected Special, constituting approximately 1.132% of such Fund; and (iii) 58,702.455 shares of Selected Capital, constituting approximately 3.137% of such Fund.



                          OTHER INFORMATION REGARDING DIRECTORS

Directors' Compensation Schedule

     During the fiscal year ended December 31, 1996, the compensation paid to the non-interested directors was as follows:

                                                                       Selected
                                                                       Capital
                                 Selected           Selected          Preservaion       Aggregate Fund
                                 American           Special             Trust         Complex Compensation
-----------------------------------------------------------------------------------------------------------
William P. Barr                 25,078.22           1,405.59           3,516.19               30,000
Floyd A. Brown                  26,750.10           1,499.30           3,750.60               32,000
William G. Cole                 28,839.95           1,616.43           4,043.62               34,500
Robert J. Greenebaum            44,722.82           2,506.64           6,270.54               53,500
Walter E. Hoadley<F1>           26,750.10           1,499.30           3,750.60               32,000
James J. McMonagle              23,406.34           1,311.89           3,281.78               28,000
Richard C. O'Brien               2,089.85             117.13             293.02                2,500
Larry J.B. Robinson             23,406.34           1,311.89           3,281.78               28,000
Marsha Williams                 23,406.34           1,311.89           3,281.78               28,000

     Complex compensation is the aggregate compensation paid, for services as a director, by all mutual funds with the same investment adviser.

<F1>  Mr. Hoadley retired from the Board effective December 31, 1996.

     During the last fiscal year, the Board of Directors held four meetings. The Board of Directors has an Audit Committee, whose current members are William G. Cole, William P. Barr, James J. McMonagle and
Robert J. Greenebaum. The functions of the Committee include (i) making recommendations to the Board of Directors regarding the selection of independent public accountants (subject to shareholder ratification); (ii) meeting with the auditors and reviewing the methods, scope and results of audits and the fees charged; and (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls. The Audit Committee met once in the Fund's last fiscal year. The selection and nomination of directors is the responsiblilty of the Independent Directors. The Board does not have a compensation committee.


ITEM 3: AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds each have fundamental investment restrictions set forth as "Investment Restrictions" in each Fund's Statement of Additional Information. These restrictions currently contain numerous restrictions against making certain types of investments based upon prohibitions found in the Investment Company Act of 1940, as amended (the "1940 Act") as well as various state blue sky laws. On October 11, 1996, President Clinton signed the National Securities Markets Improvement Act of 1996. This new legislation created a national system of regulating mutual funds by pre-empting state blue sky laws in most respects. As mutual funds are no longer required to comply with state blue sky laws involving investment restrictions, the Funds desire to eliminate all restrictions other than those mandated by the 1940 Act. Accordingly, restrictions that were only required by various states but that are not required by the 1940 Act have been eliminated. None of the restrictions deleted are expected to have any material impact upon the continued operations of any Fund.
Each Fund will vote separately with respect to the proposed changes in Fundamental Restrictions. In order for the proposal to be approved with respect to a Fund it must be approved by the holders of the lesser (a)67% of the shares of the Fund if more than 50% of the outstanding shares are present at the Special Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     The current fundamental investment restrictions of each Fund are shown in Exhibit B to these proxy materials. The proposed changes to the fundamental investment restrictions are shown below.

Selected American Shares:

     Restrictions 5 (purchase of securities held by insiders), 6 (unseasoned issuers) and 12 (investing for control) are being deleted because they are not mandated by the 1940 Act. Restriction 14 (use of inside information) is being deleted because it is unnecessary due to restrictions contained in the Fund's Code of Ethics.

Selected Special Shares:

     Restrictions 2 (investing for control), 10 (unseasoned issuers) and 12 (investing for control) are being deleted because they are not mandated by the 1940 Act. Restriction 13 (use of inside information) is being deleted because it is unnecessary due to restrictions contained in the Fund's Code of Ethics.

Selected Daily Government Fund:

     Restrictions 10 (investing for control), 13 (purchase of securities held by insiders), 14 (purchase of securities from or sales to insiders) have been deleted because they are not mandated by the 1940 Act.

Selected U.S. Government Income Fund:

     Restrictions 1 (general investment restriction) and 11 (investing for control) have been deleted because they are not mandated by the 1940 Act. We are also adding a new restriction (Restriction 1 on the proposed restatement) that is required by the 1940 Act with respect to diversification of the Fund's assets.

Following are the restated fundamental investment restrictions for each of the Funds

Restated Fundamental Investment Restrictions For Selected American
Shares

Selected American Shares may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. Sell short, buy on margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 20% of the value of the Fund's net assets.

3. Borrower money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrower money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remaining outstanding.

4. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

5. Invest in other investment companies (as defined in the Investment Company Act of 1940), except as part of a merger, consolidation, reorganization or acquisition of assets.

6. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

7. Purchase illiquid securities (including restricted securities that are illiquid) purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

8. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

9. Concentrate more than 25% of its assets in securities of any one industry.

10. Purchase or sell real estate or interests in real estate, commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. It may, however, purchase marketable securities of companies which may make such investments.

11. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.

Restated Fundamental Investment Restrictions For Selected Special
Shares

Selected Special Shares may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. Purchase or sell real estate, commodities or commodity contracts, or oil, gas or other mineral exploration or development programs, or any direct interests therein. It may, however, purchase marketable securities of companies which may make such investments.

3. Sell short, buy or margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 10% of the value of the Fund's net assets.

4. Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

5. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

6. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

7. Purchase securities of any other investment company (as defined in the Investment Company Act of 1940) except: (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company;
and (ii) as a part of a merger, consolidation, reorganization or acquisition of assets.

8. Purchase illiquid securities (including restricted securities that are illiquid) if such purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

9. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

10. Concentrate more than 25% of its assets in securities of any one industry.

Restated Fundamental Investment Restrictions For Selected Daily
Governmend Fund

Selected Daily Government Fund may not:

1. Purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer excluding U.S. Government Securities, and repurchase agreements with respect to such securities;

2. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities;

3. Borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of its total assets at the time of borrowing;

4. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets;

5. Sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance or portfolio transactions;

6.  Write, purchase or sell put or call options;

7. Underwrite any securities issued by others (except that it may technically be considered an underwriter if it sells restricted securities);

8. Purchase or sell real estate, real estate mortgage loans, commodities, commodity contracts (including futures contracts) or oil and gas interests;

9. Make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies;

10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

11. Enter into a repurchase agreement maturing in more than seven days or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase more than 10% of a Fund's assets would be invested in such securities;

12. Issue any class of securities senior to any other class of securities.

Restated Fundamental Investment Restrictions For Selected U.S.
Government Income Fund

Selected U.S. Government Income Fund may not:

1. Buy the securities of any company if more than 5% of the value of the Fund's total assets would then be invested in that company. Securities issues by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government
Securities"),


2. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentality's (U.S. Government Securities");

3. Borrow money except for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of Selected Government Income's total assets at the time of borrowing;

4. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of Selected Government Income's total assets; provided, however, that the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and options thereon are not to be considered pledges or other encumbrances;

5. Purchase securities on margin except that Selected Government Income may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and further excepting that the deposit or payment by Selected Government Income of initial or variation margin in connection with futures contracts or related options transactions is not to be considered the purchase of a security on margin;

6.  Make short sales of securities;

7. Underwrite any securities issued by others except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

8. Purchase or sell real estate, real estate mortgage loans, commodities or commodity futures contracts, or oil, gas, or mineral exploration or development interests except that Selected Government Income may invest in futures contracts and related options as described in the Prospectus and Statement of Additional Information;

9. Make loans, other than (a) by entering into repurchase agreements, (b) through the purchase of other permitted investments in accordance with its investment objective and policies; and (c) through the lending of portfolio securities with respect to not more than 30% of its assets;

10. Enter into a repurchase agreement maturing in more than seven days, or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result, more than 10% of the value of Selected Government Income's total assets (taken at current value) at the time would be invested in such securities;

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;


12. Issue senior securities as defined in the 1940 Act, except insofar as Selected Government Income may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreements; (b) permitted borrowings of money; (c) purchasing securities on a "when-issued" or delayed delivery basis; or (d) purchasing options, futures contracts and related options;

13. Purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on Selected Government Income's existing futures contracts and related options positions and the premiums paid for options on futures contracts would exceed 5% of the fair market value of Selected Government Income's assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in computing such 5%; or

14. Invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, securities which are not readily marketable and repurchase agreements which have a maturity of longer than seven days. In addition, Selected Government Income will not invest more than 5% of its total assets in securities the disposition of which is restricted under federal securities laws. The staff of the SEC has taken the position that OTC Options and the assets used as "cover" for written
OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a fund, and that fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that fund only needs to treat as illiquid that amount of the "cover" amount equal to the amount by which
(a) the formula price exceeds (b) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Manager does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, Selected Government Income will conduct its operations in conformity with the views of the staff.


                      THE BOARD OF DIRECTORS RECOMMENDS
                    APPROVAL OF THE PROPOSED CHANGES  TO
                   THE FUNDAMENTAL POLICIES OF EACH FUND


ITEM 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Tait, Weller & Baker (the "Firm") was recommended to the Board by the Audit Committee and was selected by the Board, including a majority of the Noninterested Directors, as the certified public accountants and auditors of the Funds for the fiscal year ending December 31, 1997, and such selection is being submitted to the shareholders for ratification at the Meetings. The Firm also acts as independent certified public accountants and auditors of the Manager and of Davis New York Venture
Fund, Inc., Davis High Income Fund, Inc., Davis Series, Inc., Davis Tax-Free High Income, Inc., and Davis International Series, Inc., the other mutual funds which the Manager manages and for which it serves as distributor.
The Firm has informed the Board of Directors that it has no direct or indirect financial interest in the Funds or any of the above named companies. A representative of the Firm is expected to be available by telephone for the Meetings and will have the opportunity to make a statement and to respond to appropriate questions. In connection with its audit function, the Firm will audit the annual report and review the Funds' posteffective amendment to its registration statement filed with the Securities and Exchange Commission (the "SEC"). In addition, the Firm may review the Funds' federal, state and local tax returns and the Funds' annual report filed with the SEC.
The ratification of the selection of auditors requires the vote of the holders of a majority of the shares present or represented at the Meeting. The firm has audited the Funds' financial statements since 1993.



                      THE BOARD OF DIRECTORS RECOMMENDS
                       RATIFICATION OF THE SELECTION OF
                TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS


                             MISCELLANEOUS

Certain shareholders of the funds

Selected American:

     As of the Record Date, Shelby Cullom Davis & Co., 609 5th Avenue, Floor 11, New York, NY 10017-1021 held 25,864,323.528 shares of
Selected American, constituting 38.47% of such Fund's total outstanding shares. As of such date, Charles Schwab & Co. Inc., 101 Montgomery St., San Francisco, CA 94104 held 12,865,857.638 shares of Selected
American, constituting 19.14% of such Fund's total outstanding shares.

Selected Special:

     As of the Record Date, Shelby Cullom Davis & Co., 609 5th Avenue, Floor 11, New York, NY 10017-1021 held 413,124.470 shares of Selected Special, constituting 7.33% of such Fund's total outstanding shares.

Selected Capital:

     As of the Record Date, Shelby Cullom Davis & Co., 609 5th Avenue, Floor 11, New York, NY 10017-1021 held 95,805,252.650 shares of
Selected Daily Government, constituting 8.49% of such Fund's total outstanding shares.

Shareholder meetings

     The Fund is not required to hold annual shareholder meetings but does hold special meetings as required or deemed desirable. Since regular meetings of shareholders are not held, the anticipated date of the next shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholder meeting must be received by the Fund within a reasonable time prior to the date proxy statements are mailed to shareholders. Submission of a proposal, however, does not guarantee its inclusion for consideration at a meeting since certain requirements under the federal securities laws apply.

Affiliated Broker

     The Manager, Bramwell Capital Managemnet, Inc. and DSA-NY are authorized to place portfolio transactions with Shelby Cullom Davis & Co. ("SCD"), a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Manager, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated
qualified brokerage firms for similar service.   SCD may be deemed to be
affiliated with the Funds because Shelby Davis' mother is the beneficial owner of the majority shareholder of SCD. The aggregate amount of commissions paid by Selected American Shares to SCD in the last fiscal year was $10,800. The percentage of Selected American's aggregate brokerage commissions paid to SCD during such fiscal year was .0135%.
The other Selected Funds did not place any trades with SCD in the last fiscal year.

Other matters

     The Boards know of no matters which are to be brought before the 1997 Special Meetings other than as set forth above. However, if any other matters properly come before the 1997 Special Meetings, the persons named in the enclosed form of proxy intend to vote such proxy with their best judgment on such matters.

Shareholder report

     A copy of the Annual Report for the fiscal year ended December 31, 1996 will be mailed to all shareholders on or about February 28, 1997. A shareholder may, without charge, receive a copy of the Annual Report of any Fund for the fiscal year ended December 31, 1996 by calling toll free 18002431575 or writing to the Funds at the address noted above.




                                                                    EXHIBIT A




Re: SubAdvisory Agreement for Selected American Shares, Inc.

     This is to confirm that Davis Selected Advisers, L.P. (the "Adviser") is retaining Davis Selected Advisers - NY, Inc. ("DSA-NY") as investment subadviser for the portfolio of Selected American Shares, Inc. (the
"Fund").

     The terms and conditions of your retention are as follows:

1. DSA-NY shall act as an investment subadviser for the Fund and will provide such investment management and research services as the Adviser shall request subject to the general supervision of the Board of Directors of the Fund, Davis Selected Advisers, L.P. (the "Adviser") and to any applicable provisions as in effect from time to time of (a) the Articles of Incorporation and Bylaws of the Fund, (b) the prospectus, statement of additional information and other information set forth in the Fund's registration documents under the Securities Act of 1933 and the Investment Company Act of 1940 ("1940 Act"), including any supplements thereto, (c) the Investment Advisory Agreement between the Adviser and the Fund (the "Investment Advisory Agreement"), the Adviser's and the Fund's Code of Ethics and (d) any additional policies or guidelines established by the Fund's Board of Directors or the Adviser. DSA-NY acknowledges receipt of copies of the above documents as in effect on the date of acceptance of this letter. The Adviser agrees that it will promptly deliver to DSA-NY any amendments, changes or additions of or to these documents.

2. DSA-NY agrees that all securities transactions will conform to (a) the stated objectives and policies of the Fund, (b) the brokerage policies set forth in the Investment Advisory Agreement (which are hereby incorporated by reference herein) and the registration documents, and (c) those investment and brokerage policies or guidelines directed by the Board of Directors of the Fund, any committee thereof and the Adviser.

3. DSA-NY shall be an independent contractor. Unless otherwise expressly provided or authorized hereunder, or by the Board of Directors of the Fund, DSA-NY shall have no authority to represent the Fund or the Adviser in any way or otherwise be an agent of the Adviser or the Fund, except with regard to the execution of securities transactions on behalf of the Fund with registered broker/dealers, including broker/dealers affiliated with the Adviser, provided transactions with affiliated broker/dealers comply with Rule 17e1 of the 1940 Act.

4. DSA-NY shall provide the Adviser with any reports, analyses or other documentation the Adviser requests including those related to placement of security transactions, its administrative responsibilities and its responsibility to monitor compliance with stated investment objectives, policies and limitations and the investment performance of the Fund.
DSA-NY agrees, directly or through an agent, to provide daily information in respect to any portfolio transactions of the Fund to the Adviser. DSA-NY agrees to provide all documentation reasonably required by the Adviser to maintain the Fund's accounting records in accordance with the 1940 Act and the Investment Advisers Act of 1940 and the regulations issued thereunder, and to preserve copies of all documents and records related to asset transactions, positions and valuations related to the Fund in the manner and for the periods prescribed by such regulations. DSA-NY further agrees that all documents and records it maintains relating to the Fund, are the property of the Fund and will be surrendered to the Adviser or the Fund upon the request of either. DSA-NY agrees to provide information and to allow inspection of such documents and records at reasonable times by any authorized representative of the Adviser, the Fund's Board of Directors or any committee thereof, the Fund's independent public accountants or appropriate regulatory authorities. DSA-NY shall provide to the Adviser a copy of its Form ADV as filed with the SEC and as amended from time to time and a written list of persons DSA-NY has authorized to give written and/or oral instructions to the Adviser and the Fund custodian.

5. DSA-NY agrees to make its personnel who are engaged in activities on behalf of the Fund available at reasonable times for consultations with the Adviser's personnel and the Fund's Board of Directors or any committee thereof, including attendance at their meetings, wherever situated. In addition, personnel of DSA-NY, at the request of the Adviser, will attend other meetings to be scheduled at mutually convenient times.

6. DSA-NY agrees to provide all office facilities, equipment and personnel needed for carrying out its duties hereunder at its own expense. In addition, DSA-NY shall, if requested by the Adviser or the Fund, employ at its own expense and subject to the prior written approval of the Adviser which approval shall not be unreasonably withheld (i) a public auditing firm, (ii) attorneys and (iii) such other professional staff as in the sole discretion of the Adviser are necessary to assure the fulfillment of the terms and conditions of this agreement.

7. It is agreed that DSA-NY's services are not to be deemed exclusive and DSA-NY shall be free to render similar services or other services to others provided that (i) its services hereunder are not impaired and are not in violation of federal or state securities laws and (ii) that it shall not provide services to any registered investment company other than the Fund or other investment companies managed by the Adviser without the Adviser's prior express written permission.

8. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder, DSA-NY, its officers, directors and employees shall not be subject to liability for any act or omission in the cause of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. In the event of any claim, arbitration, suit, or administrative proceedings in which DSA-NY or the Adviser is a party and in which it is finally determined that there is liability or wrongdoing by only one of us, the party liable or found to be the wrongdoer shall pay for all liability and expenses of such claim or proceeding including reasonable attorneys' fees. If it is determined that there is liability or wrongdoing by both or none of us, then each shall pay their own liability and expenses. In the event of any settlement of any such claim, arbitration, suit or proceeding before final determination by a court or arbitrator(s), the liability and expenses shall be assumed as agreed between the parties, but if there is no agreement within thirty (30) days of such settlement, then the assumption of liability and expenses shall be settled by arbitration, in accordance with the then applicable rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and binding and may be entered in any court having jurisdiction. The parties shall pay for their own costs and expenses in respect to any such arbitration and such costs may be included in the arbitrator's award.

9. As investment subadviser, DSA-NY understands that it will be responsible for complying with all provisions of applicable law, including the 1940 Act, the Investment Advisers Act of 1940, and the Insider
Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. DSA-NY agrees to adopt and comply with the "Code of Ethics of and for Davis Selected Advisers, L.P. and the Companies For Which It Acts As Investment Adviser" as in effect from time to time and to keep in effect a policy and supervisory procedures designed to prevent insider trading.
10. The parties acknowledge that DSA-NY is controlled by or under common control with the Adviser. The Adviser shall pay DSA-NY all reasonable direct and indirect costs associated with the maintenance of an office and the performance of the terms of this Agreement. The
Adviser shall also reimburse expenses expressly approved for reimbursement by the Adviser. Payment for DSA-NY's services and reimbursement of expenses approved by the Adviser shall be made monthly, in arrears, by the 15th day of the following month.

11. This Agreement shall become effective on the later of December 1, 1996 or the first business day after the date this Agreement is approved in accordance with the 1940 Act (provided that it is reflected in an effective posteffective amendment under the Securities Act of 1933 and the 1940 Act). Unless sooner terminated as hereunder provided, it shall initially remain in effect for a period not exceeding two years. Thereafter, subject to the termination provisions herein, this Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act; provided, however, that if the continuation of this Agreement is not approved, DSA-NY may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

12. This Agreement shall automatically terminate immediately in the event of its assignment (except as otherwise permitted by the 1940 Act or rules thereunder) or in the event of the termination of the Investment Advisory Agreement. This Agreement may be terminated without payment of any penalty at any time (a) upon sixty (60) days' written notice to DSA-NY by the Adviser or upon such sixty (60) days' written notice to DSA-NY by the Fund pursuant to action by its Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, or (b) upon sixty (60) days' written notice by DSA-NY to the Adviser. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder. Termination of this Agreement shall not affect DSA-NY's right to receive payments on any unpaid balance of the compensation earned and reimbursable expenses incurred prior to such termination. Upon receipt of notification of termination as provided above DSA-NY shall immediately cease all activities in connection with the Fund except as otherwise directed by the Adviser.

13. DSA-NY agrees that it shall abide by the terms of the agreement of the Adviser with the Fund as to the names of the Fund and the Adviser and shall not use the name of the Adviser or the Fund without the prior written consent of the Adviser or the Fund.
14. If any provisions of this Agreement shall be held or made invalid by a court decision, statute or rule or otherwise, the remainder shall not be thereby affected.

15. This Agreement shall be construed according to the laws of the State of New Mexico. It may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

If the foregoing terms and conditions are acceptable to you, please acknowledge in the space provided. Upon your acceptance, the retention and the mutual obligations in respect thereto shall be effective as provided herein.

Sincerely,

Davis Selected Advisers, L.P.
By Venture Advisers, Inc.,
      General Partner



By:  ------------------------------------

Its: ------------------------------------


Accepted and Approved this 1st day of December, 1996



Davis Selected Advisers - NY, Inc.


By:  ------------------------------------
Its: ------------------------------------





                                                                     EXHIBIT B


                CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

Selected American Shares may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2. Sell short, buy on margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 20% of the value of the Fund's net assets.

3. Borrower money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrower money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remaining outstanding.

4. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

5. Purchase or retain securities of an issuer if, to the Fund's knowledge, any officer, director or security owner of such issuer is an officer or director of the Fund or of the Fund's Manager, and one or more of such persons owns beneficially more than 0.5% of such securities and those persons owning more than 0.5% together own more than 5% of such securities.

6. Purchase securities of any company which (with its predecessors) has a record of less than 3 years' continuous operation if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested, in such companies.

7. Invest in other investment companies (as defined in the Investment Company Act of 1940), except as part of a merger, consolidation, reorganization or acquisition of assets.

8. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

9. Purchase illiquid securities (including restricted securities that are illiquid) purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.
10. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

11. Concentrate more than 25% of its assets in securities of any one industry.

12. Invest for the purpose of exercising control or management.

13. Purchase or sell real estate or interests in real estate, commodities or commodity contracts or interests in oil, gas or other mineral exploration or development programs. It may, however, purchase marketable securities of companies which may make such investments.

14. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.


Selected Special Shares may not:

1. Purchase securities of any one issuer (excluding U.S. Government Securities) if, as a result of such purchase, the Fund would own more than 10% of the total outstanding securities or voting stock of the issuer or more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer.

2.  Invest for the purpose of exercising management or control.

3. Purchase or sell real estate, commodities or commodity contracts, or oil, gas or other mineral exploration or development programs, or any direct interests therein. It may, however, purchase marketable securities of companies which may make such investments.

4. Sell short, buy or margin, or deal in options, except that the Fund may write call options against its portfolio securities which are traded on a national securities exchange and purchase call options in closing transactions. (When permitted by applicable federal and state authorities and when there exists an established market for call options written on securities traded otherwise than on a national securities exchange, the Fund may also issue call options on such portfolio securities and purchase such call options on such securities in closing transactions). The Fund will not write a covered option if following issuance of the option the market value of the Fund's portfolio securities underlying such options would be in excess of 10% of the value of the Fund's net assets.

5. Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of the Fund's total assets. The Fund will not borrow money for the purpose of investing in securities, and the Fund will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.

6. Pledge or hypothecate its assets, except in an amount not exceeding 15% of its total assets, and then only to secure borrowings for temporary or emergency purposes.

7. Underwrite securities of other issuers (although the Fund may technically be considered an underwriter if it sells restricted securities).

8. Purchase securities of any other investment company (as defined in the Investment Company Act of 1940) except: (i) shares of investment companies investing primarily in foreign securities provided that such purchase does not cause the Fund to (a) have more than 5% of its total assets invested in any one such company, (b) have more than 10% of its total assets invested in the aggregate of all such companies, or (c) own more than 3% of the total outstanding voting stock of any such company;
and (ii) as a part of a merger, consolidation, reorganization or acquisition of assets.

9. Purchase illiquid securities (including restricted securities that are illiquid) if such purchase would cause more than 15% of the value of the Fund's net assets to be invested in such securities.

10. Purchase securities of any company which (with its predecessors) has a record of less than 3 years' continuous operation if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in such companies.

11. Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the Fund's total assets would be the subject of such loans.

12. Purchase for or retain in the Fund's portfolio the securities of an issuer if, to the Fund's knowledge, any officer, director or security owner of such issuer is an officer or director of the Fund or of the Fund's Manager and one or more of such persons owns beneficially more than 0.5% of such securities and those persons owning more than 0.5% of such securities together own more than 5% of such securities.

13. Allow any person associated with the Fund or its investment manager who is an officer or director of another issuer to participate in any decision to purchase or sell any securities of such other issuer.

14. Concentrate more than 25% of its assets in securities of any one industry.

Selected Daily Government Fund may not:

1. Purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer excluding U.S. Government Securities, and repurchase agreements with respect to such securities;

2. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to U.S. Government Securities;

3. Borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of its total assets at the time of borrowing;

4. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets;

5. Sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance or portfolio transactions;

6.  Write, purchase or sell put or call options;

7. Underwrite any securities issued by others (except that it may technically be considered an underwriter if it sells restricted securities);

8. Purchase or sell real estate, real estate mortgage loans, commodities, commodity contracts (including futures contracts) or oil and gas interests;

9. Make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies;

10. Invest in companies for the purpose of exercising control or management of another company;

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

12. Enter into a repurchase agreement maturing in more than seven days or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result of such purchase more than 10% of a Fund's assets would be invested in such securities;
13. Purchase or retain securities of any issuer if its officers and Trustees, or the officers and Directors of its Manager, who individually own more than 1/2 of 1% of the outstanding securities of such issuer, together beneficially own more than 5% of such outstanding securities;

14. Purchase from, or sell to, any of its officers or Trustees or the officers or Directors of its manager, its portfolio securities; or

15. Issue any class of securities senior to any other class of securities.

Selected U.S. Government Income Fund may not:

1. Purchase securities or make any investments other than those described in the Prospectus and/or Statement of Additional Information;

2. Invest 25% or more of its total assets in any one industry, except that this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government Securities");

3. Borrow money except for temporary or emergency non-investment purposes, such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 10% of the value of Selected Government Income's total assets at the time of borrowing;

4. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (3) above, it may pledge securities having a market value at the time of pledge not exceeding 15% of Selected Government Income's total assets; provided, however, that the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options and collateral arrangements with respect to margin for futures contracts and options thereon are not to be considered pledges or other encumbrances;

5. Purchase securities on margin except that Selected Government Income may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and further excepting that the deposit or payment by Selected Government Income of initial or variation margin in connection with futures contracts or related options transactions is not to be considered the purchase of a security on margin;

6.  Make short sales of securities;

7. Underwrite any securities issued by others except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain Federal securities laws;

8. Purchase or sell real estate, real estate mortgage loans, commodities or commodity futures contracts, or oil, gas, or mineral exploration or development interests except that Selected Government Income may invest in futures contracts and related options as described in the Prospectus and Statement of Additional Information;

9. Make loans, other than (a) by entering into repurchase agreements, (b) through the purchase of other permitted investments in accordance with its investment objective and policies; and (c) through the lending of portfolio securities with respect to not more than 30% of its assets;

10. Enter into a repurchase agreement maturing in more than seven days, or knowingly purchase securities that are subject to restrictions on resale or for which there are no readily available market quotations if, as a result, more than 10% of the value of Selected Government Income's total assets (taken at current value) at the time would be invested in such securities;

11. Invest in securities for the purpose of exercising control;

12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;

13. Issue senior securities as defined in the 1940 Act, except insofar as Selected Government Income may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreements; (b) permitted borrowings of money; (c) purchasing securities on a "when-issued" or delayed delivery basis; or (d) purchasing options, futures contracts and related options;

14. Purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on Selected Government Income's existing futures contracts and related options positions and the premiums paid for options on futures contracts would exceed 5% of the fair market value of Selected Government Income's assets after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in computing such 5%; or

15. Invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, securities which are not readily marketable and repurchase agreements which have a maturity of longer than seven days. In addition, Selected Government Income will not invest more than 5% of its total assets in securities the disposition of which is restricted under federal securities laws. The staff of the SEC has taken the position that OTC Options and the assets used as "cover" for written
OTC Options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a fund, and that fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that fund only needs to treat as illiquid that amount of the "cover" amount equal to the amount by which
(a) the formula price exceeds (b) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although the Manager does not believe that OTC Options are generally illiquid, it has agreed that pending resolution of this issue, Selected Government Income will conduct its operations in conformity with the views of the staff.

                       SELECTED AMERICAN SHARES, INC.

                Proxy Solicited on Behalf of the Board of Directors

    The undersigned acknowledges receipt of the Proxy Statement and hereby appoints Carl Luff, Eileen Street, Andrew Davis and each of them, the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of Selected American Shares, Inc. to be held at 124 East Marcy Street, Santa Fe, New Mexico on March 25, 1997 at 10:00 A.M. Mountain time, and at any adjournments thereof, all of said fund's shares the undersigned is entitled to vote as follows:

    This proxy will be voted as specified herein. If no specification is made, it will be voted FOR the proposals.

1.     PROPOSED SUB-ADVISORY AGREEMENT.

    FOR               AGAINST           ABSTAIN




2.     ELECTION OF WILLIAM G. BARR, RICHARD C.
       O'BRIEN, MARSHA WILLIAMS, JEROME HASS,
       KATHERINE MacWILLIAMS

    FOR               AGAINST           ABSTAIN




3.     AMENDMENT OF FUNDAMENTAL INVESTMENT
       POLICIES

    FOR               AGAINST            ABSTAIN



4.     RATIFICATION OF THE SELECTION OF TAIT,
       WELLER & BAKER AS THE FUND'S INDEPENDENT
       AUDITORS

    FOR               AGAINST           ABSTAIN



TO VALIDATE YOUR PROXY, THIS CARD MUST BE PROPERLY SIGNED AND
DATED ON REVERSE SIDE AND RETURNED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD, USING THE
ENCLOSED ENVELOPE.


                                  Date:_____________________________, 199_



                                  ________________________________________
                                                Signature


                                  ________________________________________
                                                Signature

NOTE: Signature(s) should match name(s) as printed on this proxy. If shares are held in name of custodian for a minor or as trustee, executor, or administrator, this proxy must be signed by such custodian, trustee, executor or administrator, as the case may be. Please indicate such fiduciary title.